UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2025

MY SIZE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37370	51-0394637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

HaNegev 4, POB 1026

Airport City, Israel 7010000

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code +972-3-600-9030

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MYSZ	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 4, 2025, My Size, Inc. (the “Company”) held the 2025 annual meeting of the Company’s stockholders (the “Annual Meeting”) for the following purposes: (1) to elect two Class I directors, (2) to approve an amendment to the My Size, Inc. 2017 Equity Incentive Plan (the “2017 Plan”) to increase the reservation of common stock for issuance thereunder to 756,691 shares to 130,000 shares, (3) to approve an amendment to the 2017 Plan to adopt an evergreen provision such that, beginning on January 1, 2026 and ending on and including January 1, 2029, the share reserve under the 2017 Plan will be automatically increased by a number of shares of common stock equal to the lesser of (A) 5% of the aggregate number of shares of common stock outstanding on the final day of the immediately preceding calendar year or (B) such smaller number of shares as is determined by the Company’s board of directors (the “Board”), and (4) to ratify the appointment of Somekh Chaikin as the Company’s independent public accountant for the fiscal year ending December 31, 2025. A total of 1,310,357 shares of common stock, constituting a quorum, were represented in person or by valid proxies at the Annual Meeting.

The following are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on July 8, 2025.

Proposal 1. Election of two Class I directors to serve on the Board for a term of three years or until their successors are elected and qualified:

Nominee	For	Withheld	Broker Non-Votes
Arik Kaufman	333,130	27,042	950,185
Roy Golan	333,285	26,887	950,185

Proposal 2. Approval of an amendment to the 2017 Plan to increase the reservation of Common Stock for issuance thereunder to 756,691 shares from 130,000 shares:

For	Against	Abstain	Broker Non-Votes
296,358	63,549	265	950,185

Proposal 3. Approval of an amendment to the 2017 Plan to adopt an evergreen provision such that, beginning on January 1, 2026 and ending on and including January 1, 2029, the share reserve under the 2017 Plan will be automatically increased by a number of shares of common stock equal to the lesser of (A) 5% of the aggregate number of shares of common stock outstanding on the final day of the immediately preceding calendar year or (B) such smaller number of shares as is determined by the Board:

For	Against	Abstain	Broker Non-Votes
296,105	63,795	272	950,185

Proposal 4. Ratification of the appointment of Somekh Chaikin as the Company’s independent public accountant for the fiscal year ending December 31, 2025:

For	Against	Abstain	Broker Non-Votes
1,228,792	80,707	858	-

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	My Size, Inc. Amendment to the My Size, Inc. 2017 Equity Plan (incorporated by reference to Appendix A to the Company’s definitive proxy statement filed with the SEC on July 8, 2025).
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MY SIZE, INC.

Date: September 4, 2025	By:	/s/ Ronen Luzon
	Name:	Ronen Luzon
	Title:	Chief Executive Officer